UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2017 Bonus Plan Awards

On February 22-23, 2018, the independent members of the Board of Directors of Veracyte, Inc. (the “Company”), on the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), and the Compensation Committee approved cash bonus awards for 2017 performance under the Company’s 2017 Bonus Plan to the Company’s named executive officers as follows: Bonnie H. Anderson, Chairman and Chief Executive Officer, $220,000; Christopher M. Hall, President and Chief Operating Officer, $114,100; and Keith S. Kennedy, Chief Financial Officer and Secretary, $100,000.

2018 Bonus Plan and Bonus Plan Targets

On February 22-23, 2018, the independent members of the Board, on the recommendation of the Compensation Committee, approved corporate goals for 2018 relating to a corporate bonus plan for the 2018 fiscal year. Under the plan, eligible employees, including executive officers, are eligible to receive annual incentive compensation if the Company achieves the corporate goals approved by the Board. With respect to the Company’s executive officers, the bonus pool can be funded from 0% to 142% based upon achieving certain annual revenue, product development, and reimbursement goals. Actual awards under the plan could either exceed or be less than the targets established, as determined by the independent members of the Board at their discretion based on the recommendation of the Compensation Committee and based on corporate and individual performance.

The independent members of the Board also approved, on the recommendation of the Compensation Committee, bonus targets under the 2018 Bonus Plan for the following named executive officers, which are the following percentages of their 2018 base salaries: Bonnie H. Anderson - 85%; Christopher M. Hall - 60%; and Keith S. Kennedy - 55%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 28, 2018

VERACYTE, INC.

		By:	/s/ Keith S. Kennedy
		Name:	Keith S. Kennedy
		Title:	Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)